UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

STEPSTONE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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StepStone Group Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on September 24, 2021 For Stockholders as of record on July 26, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/STEP To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/STEP Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before September 14, 2021. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/STEP (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. StepStone Group Inc. Meeting Materials: Notice of Meeting, Proxy Statement and Annual Report on Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Friday, September 24, 2021 Time: 1:00 PM, Eastern Time Place: www Annual .proxydocs Meeting .to com/STEP be held live for via more the details, Internet including . Please to visit obtain directions to attend the meeting You must register to attend the meeting online and/or participate at www.proxydocs.com/STEP SEE REVERSE FOR FULL AGENDA

StepStone Group Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES NAMED IN PROPOSALS 1 AND FOR PROPOSAL 2 COMPANY PROPOSALS 1. To elect the two director nominees named in the proxy statement as Class I directors of the Company, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification. 1.01 Monte M. Brem 1.02 Valerie G. Brown 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022. Note: Includes authority for proxy holder to transact any other business that may be properly presented at the Annual Meeting or any adjournment or postponement thereof.